EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Glas-Aire Industries Group, Ltd., a Nevada corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 (the "Form 10-QSB") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: November 14, 2003            /s/ Craig Grossman
                                    ------------------
                                    Craig Grossman
                                    President  and Chief Executive Officer


Dated: November 14, 2003            /s/ Linda Kwan
                                    --------------
                                    Linda Kwan
                                    Chief Financial Officer